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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): July 25, 2001

                               VIRATA CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



          DELAWARE                        000-28157             77-0521696
(State or Other Jurisdiction of   (Commission File Number)    (IRS Employer
        Incorporation)                                       Identification No.)


                        2933 BUNKER HILL LANE, SUITE 201
                          SANTA CLARA, CALIFORNIA 95054

               (Address of Principal Executive Offices) (Zip Code)




       Registrant's Telephone Number, Including Area Code: (408) 566-1000



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Item 5.   Other Events.
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     On July 25, 2001, the Registrant announced its fiscal 2002 first quarter revenues for the period ended July 1, 2001. Attached hereto as Exhibit 99.1 and incorporated by reference herein is the corresponding press release issued July 25, 2001. Also attached hereto as Exhibit 99.2 and incorporated by reference herein is a script of the presentation given by management during its earnings conference call on July 26, 2001.

Item 7.   Financial Statements, Pro Forma and Exhibits.
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(a)  Financial Statements of Business Acquired.

     Not applicable.

(b)  Pro Forma Financial Information.

     Not applicable.

(c)  Exhibits.

     Exhibit No.         Description
     -----------         -----------

     99.1                Press Release issued July 25, 2001.

     99.2 Script of presentation given by management during its July 26, 2001 earnings conference call.


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                                    Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated as of July 25, 2001

                                             VIRATA CORPORATION

                                             By:   /s/ ANDREW M. VOUGHT
                                                --------------------------------
                                                Andrew M. Vought
                                                Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.        Description
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99.1               Press Release issued July 25, 2001.

99.2 Script of presentation given by management during its July 26, 2001 earnings conference call.

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